UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Third Avenue, 25th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, Angel Pond Holdings Corporation (the “Company”, “we”, “our” or “us”) determined that the Company incorrectly classified the Class A ordinary shares issued in connection with the Company’s initial public offering (the “Class A Shares”) as permanent equity instead of temporary equity in the previously issued financial statements as of and for the periods ended May 20, 2021 and June 30, 2021 included in the Company’s current reports on Form 8-K and quarterly report on Form 10-Q filed with the SEC on May 26, 2021 and August 6, 2021, respectively (collectively, the “ Original Financial Statements”). As a result, the Class A Shares should be recorded as temporary equity on the balance sheet.

The Company’s accounting for the Class A shares as temporary equity instead of as permanent equity did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, on November 15, 2021, after discussion with Malone Bailey, LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and Board of Directors concluded that the Original Financial Statements should no longer be relied upon and are to be restated in order to correct the error. Accordingly, the Company will disclose the impact of such restatements on its Original Financial Statements in a Form 10-Q, which the Company will file with the SEC as soon as practicable.

The Company will restate the Original Financial Statements to, and will in its future financial statements, reflect the Class A Shares as temporary equity.

The Company’s audit committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Malone Bailey, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: November 15, 2021	By:	/s/ Theodore Wang
Name: Theodore Wang
Title: Chief Executive Officer